UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):       March 5, 2005


                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                    Nevada
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                (State or Other Jurisdiction of Incorporation)


             0-16090                             87-0447375
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     (Commission File Number)          (IRS Employer Identification No.)


 777 Main Street, Suite 1000, Fort Worth, Texas                 76102
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     (Address of Principal Executive Offices)                 (Zip Code)


                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

      On March 5, 2005, the Compensation Committee of the Board of Directors of Hallmark Financial Services, Inc. (the "Company") approved a bonus of $150,000 for each of the following three executive officers of the Company for services performed during 2004:

      Name                  Title
      ----                  -----
      Mark J. Morrison      Executive Vice President, Chief Financial Officer
      Brookland F. Davis    President of Personal Lines Group
      Kevin T. Kasitz       President of Commercial Lines Group

      The bonuses were awarded, in part, on the basis of the Company having achieved the maximum level of 2004 consolidated pre-tax income from recurring operations previously established by the Compensation Committee. The bonus awards were also based on an assessment of individual job performance.

      The Compensation Committee also approved the payment of 75% of each bonus award in cash during March, 2005. The Compensation Committee further approved the payment of the remaining 25% of each bonus award, at the discretion of a majority of the recipients, either (a) in restricted shares of the common stock of the Company based on the closing price of such stock on the American Stock Exchange Emerging Company Marketplace as of March 4, 2005, or (b) in two equal annual installments payable, without interest, on the first and second anniversaries of the 2005 cash payment. In the event the recipients elect to receive restricted shares, such shares will vest in two equal installments on the first and second anniversaries of the 2005 cash payment. Vesting of any restricted securities and receipt of any deferred cash is conditioned upon the executive's continued employment with the Company.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  March 9, 2005          By:  /s/ Mark J. Morrison
                               -----------------------------------------
                               Mark J. Morrison, Chief Financial Officer